                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

        We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 23, 1996, with respect to the consolidated financial statements and schedules of Allergan, Inc. included and incorporated by reference in its Annual Report on Form 10-K for the year ended December 31, 1995, filed with the Securities and Exchange Commission.


KPMG Peat Marwick LLP

Costa Mesa, California
July 25, 1996




                                       9